UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2024

Alaunos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33038	84-1475642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2617 Bissonnet St

Suite 225

Houston, TX 77005

(Address of principal executive offices, including zip code)

(346) 355-4099

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCRT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement

As previously disclosed, on April 3, 2023, Alaunos Therapeutics, Inc. (“Alaunos” or the “Company”) entered into an Amended and Restated License Agreement (the “A&R License Agreement”) with Precigen, Inc. (“Precigen”), which A&R License Agreement amended and restated in entirety the License Agreement, dated October 5, 2018, by and among the same parties, for the grant of certain licenses by Precigen to Alaunos to develop Sleeping Beauty-transposed neoantigen T-cell receptors for the treatment of solid tumor cancers. On October 4, 2024, Alaunos provided written notice to Precigen to terminate the A&R License Agreement.

The decision to not renew the A&R License Agreement was made after a thorough review of our strategic priorities and business objectives, including recognizing that the non-viral Sleeping Beauty gene transfer platform patent will expire in 2026. Alaunos continues to prosecute the intellectual property underlying the TCRs targeting driver mutations such as KRAS, TP53 and EGFR, and the hunTR TCR discovery platform used in the discovery of our proprietary TCR library. The Company continues to explore strategic alternatives, including, but not limited to, an acquisition, merger, reverse merger, sale of assets, strategic partnerships, capital raises or other transactions.

Item 2.02 Results of Operations and Financial Condition

Alaunos continues to progress and evaluate its internally developed small molecule oral obesity program. The aim of this program is to develop a drug for obesity with a differentiated profile relative to currently marketed and in development oral and injectable products. We believe our small molecule product candidates are distinct in that they do not rely on hormonal manipulation, which is common with many obesity treatments. We have engaged a contract development and manufacturing organization (CMDO) to manufacture active pharmaceutical ingredients for our small molecule product candidates. Reductions in overhead expenditures have extended the Company’s cash runway into the first quarter of 2025. We anticipate initiating in vitro testing of our candidates in the fourth quarter 2024. If successful, we plan to conduct an in vivo efficacy study in the first half of 2025, followed by the initiation of nonclinical and IND-enabling activities in 2025. Our ability to execute on this plan is dependent on study results and our ability to raise additional capital or partner these assets.

The foregoing descriptions of the A&R License Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the full text of the A&R License Agreement, which was previously filed as Exhibit 10.27 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the U.S. Securities and Exchange Commission by the Company on April 1, 2024.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are all statements contained in this Current Report on Form 8-K that are not historical fact, and in some cases can be identified by terms such as: “aim,” “anticipate,” “believe,” “continue,” “estimate,” “expect,” “forecast,” “hope,” “intend,” “may,” “plan,” “possible,” “project,” “target,” “potential,” “will” and other words and terms of similar meaning. These statements are based on management’s current beliefs and assumptions and on information currently available to management. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company cautions you that these statements are based on a combination of facts and factors currently known by the Company and the Company’s projections of the future, about which the Company cannot be certain. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements about: (i) the Company’s ability to successfully implement the strategic reprioritization or realize any or all of the anticipated benefits once implemented; (ii) the Company’s ability to raise substantial additional capital to continue as a going concern and fund planned operations in the near term and the strategic reprioritization in the longer term; (iii) the Company’s ability to successfully consummate any strategic transactions, including, but not limited to, an acquisition, merger, reverse merger, sale of assets, strategic partnerships, capital raises or other transactions; (iv) estimates regarding the Company’s expenses, use of cash, timing of future cash needs and anticipated capital requirements; (v) the Company’s ability to license additional intellectual property to support the strategic reprioritization or out-license the Company’s intellectual property and to comply with existing license agreements; (vi) the Company’s ability to enter into partnerships or strategic collaboration agreements and the Company’s ability to achieve the results and potential benefits contemplated from relationships with collaborators; (vii) the Company’s ability to maintain collaborations and licenses; (viii) the Company’s expectation of developments and projections relating to competition from other pharmaceutical and biotechnology companies or the Company’s industry; (ix) the anticipated amount, timing and accounting of contract liabilities, milestones and other payments under licensing, collaboration or acquisition agreements, research and development costs and other expenses; (x) the Company’s intellectual property position, including the strength and enforceability of the Company’s intellectual property rights; and (xi) potential progress with respect to the Company’s internally developed small molecule oral obesity program. Any forward-looking statements in this Current Report on Form 8-K reflect the Company’s current views with respect to future events or to the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, level of activity, performance or achievements to be materially different from any future results, level of activity, performance or achievements expressed or implied by these forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, among other things, those described under Part II, Item 1A, “Risk Factors” and elsewhere in the Company’s most recent Quarterly Report on Form 10-Q. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by law, the Company assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaunos Therapeutics, Inc.

Date. October 10, 2024	By:	/s/ Melinda Lackey
	Name:	Melinda Lackey
	Title:	Legal and Administration